                          L E A S E  A G R E E M E N T


                                    Between

                           MIDLAND HOLDING CO., INC.

                                   Landlord,

                                     -and-

                         HENRY BROS. ELECTRONICS, INC.

                                    Tenant.


                      -----------------------------------

                              DATED: July 15, 1990

                      -----------------------------------

                               TABLE OF CONTENTS


<Captions>
Article                              Topic                              Page
-------                              -----                              ----
I            Description of Premises..................................    1
II           Term of Lease............................................    1
III          Rent.....................................................    2
IV           Taxes, Assessments, Utility Charges......................    2
V            Use and Occupancy........................................    3
VI           Alteration, Maintenance and Repair.......................    5
VII          Indemnification and Subrogation..........................    6
VIII         Insurance................................................    6
IX           Damage or Destruction....................................    7
X            Eminent Domain -- Condemnation...........................    7
XI           Default and Remedies.....................................    8
XII          Security.................................................    9
XIII         Assignment and Subletting................................   10
XIV          Subordination............................................   11
XV           Bankruptcy...............................................   11
XVI          Expiration of Lease......................................   11
XVII         Inspection and Exhibition................................   12
XVIII        Ingress and Egress.......................................   12
XIX          Notice...................................................   13
XX           Recordation..............................................   13
XXI          Limitation of Landlord's Liability.......................   13
XXII         Brokerage Commissions....................................   13
XXIII        Estoppel Certificates....................................   13
XXIV         Governmental Permits.....................................   14
XXV          Quiet Enjoyment..........................................   14
XXVI         Force Majeure............................................   14
XXVII        Miscellaneous............................................   14
XXVIII       Rider....................................................   16

                        L E A S E  A G R E E M E N T


     THIS LEASE, made and entered into this 15th day of JULY, 1990 by and between

MIDLAND HOLDING CO., INC. (hereinafter "Landlord"), a New Jersey Corporation having an address for the purposes hereof at 280 N. Midland Avenue, Saddle Brook, New Jersey 07662,

     and

HENRY BROS. ELECTRONICS, INC. (hereinafter "Tenant"), a New Jersey Corporation having an address for the purposes hereof at

                     East 64 Midland Avenue
                     Paramus, New Jersey 07652


                                  WITNESSETH:


                                   ARTICLE I

                            DESCRIPTION OF PREMISES

     LANDLORD, for and in consideration of the rents to be paid and of the covenants and agreements hereinafter mentioned, to be kept and performed by TENANT, does hereby lease, demise and let unto TENANT, and TENANT does hereby hire and accept from Landlord, the following described premises (sometimes hereinafter referred to as the "demised premises"), situated in the Township of Saddle Brook, County of Bergen, State of New Jersey:

               Approximately 17,055 square feet in a building presently existing at 280 N. Midland Avenue, Saddle Brook, New Jersey, known as "Building M-2" as shown on the diagram annexed hereto as Exhibit A, in an area commonly referred to as Zuckerberg's Industrial Park, and more particularly described as a portion of Block 1202, Lot 32.01 of the Township of Saddle Brook Tax Assessment Map, to include parking for twenty-five (25) vehicles.

                                 ARTICLE II

                               TERM OF LEASE

     2.1 The term of this lease shall be for a period of FIVE (5) years commencing SEPTEMBER 1, 1990 and expiring

                              AUGUST 31, 1995

     2.2 Provided that TENANT is not in default in the performance of any of the terms, conditions and covenants of this Lease, TENANT shall have the option to negotiate a new lease for the demised premises, for an additional five years.

     2.3 The option shall be exercised, if at all, by Tenant giving written notice to Landlord of its election to renegotiate this Lease at least six (6) months prior to the expiration of said lease.

                                    ARTICLE III

                                       RENT


      3.1 TENANT covenants and agrees to pay to LANDLORD as fixed rental on the demised premises the sum of SEVENTY-TWO THOUSAND FOUR HUNDRED EIGHTY and 00/100 ($72,480.00) per annum, without demand, set-off or deduction of any kind.

      3.2 The rent shall be paid in advance in equal monthly installments of SIX THOUSAND FORTY DOLLARS and 00/100********************** ($6,040.00) on
or before the first day of each month, the rent to begin on

                               OCTOBER 1, 1990

      3.3 The rent reserved hereunder shall be paid to LANDLORD without any claim on the part of TENANT for diminution or abatement. TENANT'S obligation to pay rent hereunder and to perform the covenants and agreements on its part to be performed hereunder, shall in no way be affected, impaired or excused in any respect because the LANDLORD is unable, for any reason whatsoever, to fulfill any of its obligations hereunder or because TENANT'S use and occupancy shall be disturbed or prevented from any cause whatsoever, shall be disturbed or prevented from any cause whatsoever, except the LANDLORD'S acts, or as otherwise specifically provided in this Lease.

      3.4 All rents shall be payable at the office of LANDLORD, MIDLAND HOLDING
CO., INC.              280 N. Midland Avenue, Saddle Brook, New Jersey 07662,
or at such other place as LANDLORD may from time to time designate by notice in writing.

      3.5 Whenever under the terms of the Lease any sum of money is required to be paid by TENANT in addition to the rental reserved, and said additional amount so to be paid is not designated as "additional rent," then said amount shall nevertheless, at the option of LANDLORD, if not paid when due, be deemed "additional rent" and collectible as such with any installment of rental thereafter falling due hereunder. Nothing herein contained shall be deemed to suspend or delay the payment of any sum at the time the same becomes due and payable hereunder, or limit any other remedy of LANDLORD.


                                  ARTICLE IV

                     TAXES, ASSESSMENTS, UTILITY CHARGES

      4.1 As additional rental, TENANT agrees to reimburse LANDLORD a portion of real estate taxes as follows: TENANT shall pay a "base tax" of FIVE
THOUSAND ONE HUNDRED TWENTY and 00/100 ($5,120.00) per annum for Building H-2 plus the percentage increase for Block 1202 - Lot 32.03 based on the year 1989. Notices shall be delivered to TENANT on or before July 1st of each year and reimbursement shall be made to LANDLORD within ten (10) days of receipt of such notice. In the event that the Township of Saddle Brook performs a reevaluation of the municipality, the base tax shall be adjusted accordingly. Tax reimbursement shall commence on JULY 1, 1991.


      4.2 Utilities and services, including but not limited to gas, oil, water, sewerage and electricity, furnished to the demised premises for the benefit of TENANT shall be provided and paid for by TENANT, LANDLORD shall not be liable for any interruption or delay in any utility for any reason.

                                   ARTICLE V

                               USE AND OCCUPANCY

     5.1 TENANT has leased the demised premises after a full and complete examination thereof, and TENANT accepts the same without any representation or warranty, express or implied, in fact or by law, by LANDLORD and without recourse to LANDLORD, as to the nature, condition or usability thereof or the use or uses to which the demised premises or any part thereof may be put.

     5.2 TENANT shall use and occupy the premises for the purpose of operating its business including Corporate offices, sales offices, warehousing, repair and manufacture of electronic equipment, and related items.

     5.3 TENANT shall not use the premises for any other purpose without the prior written consent of LANDLORD, which shall not be unreasonably withheld.

     5.4 Notwithstanding the foregoing, TENANT shall not use or occupy or permit the demised premises to be used or occupied, nor do or permit anything to be done in or on the demised premises, in whole or in part, in a manner which would in any way:

         (i) violate any certificate of occupancy affecting the demised premises;

         (ii) make void or voidable any insurance then in force with respect to the demised premises;

         (iii) make it impossible to obtain fire or other insurance required to be furnished by TENANT hereunder;

         (iv) cause structural injury to any part of the demised premises;

         (v) constitute a public or private nuisance;

         (vi) interfere with the rights of other tenants;

         (vii) suffer any waste or damage or injury to any building or improvement now or hereafter on the demised premises, or the fixtures or equipment hereof, or permit or suffer any overloading of the floors or roofs thereon.

         (viii) violate any present or future law, regulation, or requirement of any governmental, public or quasipublic authorities at any time having jurisdiction of the demised premises. TENANT shall maintain the demised premises in compliance with all of the foregoing during the term of this Lease.

     5.5 (a) TENANT agrees to observe and comply with all present or future laws, ordinances, rules and regulations of the Federal, State, County, and Municipal authorities applicable to the business to be conducted by TENANT in the demised premises.

         (b) TENANT shall indemnify, defend and save harmless LANDLORD from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with TENANT'S non-compliance or violation of any of the aforementioned.

         (c) Should any situation at the demised premises be deemed hazardous or otherwise unacceptable by any governmental authority, such situation may be remedied by LANDLORD at TENANT'S sole expense. Any amounts so expended by LANDLORD shall be owed by TENANT as additional rent.

         (d) LANDLORD'S right to remedy any hazardous situation hereby given shall in no way be deemed to impose a duty on LANDLORD to inspect the demised premises for such situations.

     5.6 (a) TENANT shall, at TENANT'S own expense, comply with the Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 et seq. and the regulations promulgated thereunder (hereinafter "ECRA"). TENANT shall, at TENANT's own expense, make all submissions to, provide all information to, and comply with all requirements of, the Bureau of Industrial Site Evaluation (hereinafter "the Bureau") of the New Jersey Department of Environmental Protection (hereinafter "DEP"). Should the Bureau or any other division of NJDEP determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes at the premises which occur during the term of this Lease, then TENANT shall, at TENANT's own expense, prepare and submit the required plans and financing assurances, and carry out the approved plans. TENANT'S obligations under this part shall arise if there is any closing, terminating or transferring of operations of an industrial establishment at the demised premises pursuant to ECRA.

         (b) At no expense to LANDLORD, TENANT shall promptly provide all information requested by LANDLORD for preparation of non-applicability affidavits and shall promptly sign such affidavits when requested by LANDLORD.

         (c) TENANT shall indemnify, defend and save harmless LANDLORD from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the demised premises which occur during the term of this Lease, and from all fines, suits, procedures, claims and actions of any kind arising out of TENANT'S failure to provide all information, make all submissions and take all actions required by the Bureau or any other division of NJDEP.

         (d) TENANT'S obligations and liabilities under this section shall continue so long as LANDLORD remains responsible for any spills or discharges or hazardous substances or wastes at the demised premises which occur during the term of this Lease.

         (e) TENANT'S failure to abide by the terms of this section shall be restrainable by injunction.

     5.7 (a) TENANT shall promptly provide LANDLORD with all documentation and correspondence provided to NJDEP pursuant to the Worker and Community Right to Know Act, N.J.S.A. 34:5A-1 et seq. and the regulations promulgated thereunder.

         (b) TENANT shall promptly supply to LANDLORD all reports and notices made by TENANT pursuant to the Hazardous Substance Discharge--Reports and Notices Act, N.J.S.A. 13:1K-15 et seq. and the regulations promulgated thereunder.

         (c) TENANT shall promptly supply LANDLORD with any notices, correspondence and submissions made by TENANT to NJDEP, the United States Environmental Protection Agency, the United States Occupational Safety and Health Administration, or any other local, state or federal authority which requires submission of any information concerning environmental matters or hazardous wastes or substances.

                                   ARTICLE VI

                       ALTERATION, MAINTENANCE AND REPAIR

     6.1 Except as otherwise provided in this Lease, throughout the term of this Lease LANDLORD shall not be required to furnish any services or facilities or to make any repairs or alterations in or to the demised premises, TENANT hereby accepting said premises "as is" and assuming the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the entire demised premises.

     6.2 (a) TENANT agrees to keep the exterior doors and the interior portion of the demised premises including, but not limited to, the plumbing, heating, air conditioning, wiring, windows and sprinklers, in as good order and repair as it is on the date TENANT obtains possession of the premises, reasonable wear and tear and damage caused by LANDLORD and its agents, and damage by fire, explosion, storm or other casualty excepted.

         (b) TENANT shall keep the demised premises and the area adjacent thereto, including any landscaped area, in a clean and sanitary condition and free from litter, debris, trash, and other objectionable matter.

         (c) TENANT shall maintain in good repair those exterior improvements, if any, which TENANT caused to be erected upon the demised premises.

         (d) At all times during the term of this Lease, TENANT shall keep and maintain in good condition and repair and shall keep clean and cleared of snow and ice all that portion of the parking area designated on Exhibit A annexed hereto, at the sole cost and expense of TENANT.

     6.3 LANDLORD shall, at its expense, maintain and repair, if necessary and upon reasonable notice by Tenant, the structural supports and exterior of the demised premises including, but not limited to, the foundation, exterior walls, roof, cornices, guttering, downspouts, all utility and sewer line connections to the demised premises, the sidewalks, driveways, loading and parking areas, except for any repairs caused by the wrongful act of TENANT and its agents.

     6.4 (a) Upon obtaining the prior written consent of LANDLORD, TENANT shall have the right to make, at its sole cost and expense, additions, alterations and changes in and to the demised premises, provided that TENANT shall not then be in default in the performance of any of TENANT'S covenants or agreements in this Lease.

         (b) No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by TENANT, except in such manner, and of such size, design and color as shall conform to government regulations and be approved in advance in writing by LANDLORD, which approval shall not be unreasonably withheld.

         (c) If a mechanic's lien is filed against the demised premises as a result of erections, alterations, additions or improvements made by TENANT, then LANDLORD may, at its sole option, upon thirty (30) days' notice to TENANT terminate this Lease, and may discharge said lien without inquiring into the validity thereof, and TENANT shall forthwith reimburse LANDLORD for the total expenses, including but not limited to attorney's fees, incurred by LANDLORD in discharging the same.

                                  ARTICLE VII

                        INDEMNIFICATION AND SUBROGATION

     7.1 LANDLORD shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter, or thing on said premises or the property of which the premises are a part, or for the acts, ommissions or negligence of other persons or tenants in and about the said property.

     7.2 TENANT agrees to indemnify and save LANDLORD harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

     7.3 To the extent TENANT carries hazard insurance on the demised premises or on the property therein, whether or not required hereby, each such policy of insurance shall contain a provision waiving subrogation against LANDLORD. TENANT hereby releases LANDLORD from any liability which LANDLORD may have for damages by fire or other casualty with respect to which TENANT shall be insured under a policy of insurance containing such provision waiving subrogation.

                                  ARTICLE VIII

                                   INSURANCE

     8.1 (a) LANDLORD will insure, and keep insured during the term of this Lease, the demised premises against loss or damage by fire and such other casualties and events as may be procurable now or hereafter under extended coverage in an amount sufficient to prevent LANDLORD from becoming a co-insurer under the terms of the applicable policies.

         (b) TENANT agrees to pay all premium increases in fire and extended coverage insurance premiums upon the demised premises if the increase is caused by any unauthorized use or neglect of TENANT or the nature of TENANT'S business.

         (c) TENANT further agrees to insure and keep insured during the term of this Lease, at its sole cost and expense, policies of insurance insuring all improvements, additions, fixtures and contents installed or owned by TENANT in or on the demised premises.

         (d) TENANT shall carry fire and extended coverage and vandalism insurance on TENANT'S contents contained in the demised premises.

     8.2 TENANT shall purchase from and keep in force during the term of this Lease public liability insurance providing coverage in the minimum amounts of $500,000.00 against liability or injury to or death of any one person, $1,000,000.00 against liability for personal injury arising out of any one accident or occurrence, and $500,000.00 for property damage.

     8.3 (a) TENANT agrees to deliver to LANDLORD, at least fifteen (15) days prior to the time any insurance is first required to be carried by TENANT, and thereafter at least fifteen (15) days prior to when renewal is required, either a duplicate original or a CERTIFICATE OF INSURANCE and a true and certified copy of all policies procured by TENANT in compliance with its obligations hereunder, together with evidence of payment therefor.

         (b) All of said policies shall name LANDLORD as an "ADDITIONAL INSURED" party and shall be in form and with insurance companies satisfactory to LANDLORD.

         (c) All such policies shall contain an endorsement stating that such insurance may not be cancelled or amended except upon not less than thirty (30) days prior written notice to LANDLORD.

         (d) Upon TENANT'S failure to deliver a CERTIFICATE OF INSURANCE or other proof of insurance as required by this Lease, LANDLORD shall have the right to obtain any insurance required to protect LANDLORD'S interests, pay the premiums therefor, and add said premiums to the monthly installment of rent next due.

                                   ARTICLE IX

                             DAMAGE OR DESTRUCTION

     9.1 LANDLORD agrees that if the demised premises shall, during the term of this Lease, be damaged by fire, explosion, storm, flood or other casualty, and the damage is such as in the judgment of TENANT not to unreasonably hinder the occupancy by TENANT in the normal conduct of its business, then LANDLORD shall, at no expense to LANDLORD except to the extent of resulting insurance proceeds collected by LANDLORD, repair the damage as soon as possible and restore the demised premises to the same physical condition as it was immediately prior to the damage.

     9.2 If the demised premises shall be damaged as aforesaid to the extent that TENANT cannot use and enjoy the same in the normal conduct of its business, but repairs may reasonably be made and completed thereon so as to render the premises suitable for use and occupancy by TENANT within a period of one hundred twenty (120) days from the date of such damage, and more than twenty (20%) percent of the term of this Lease remains, then and in that event LANDLORD shall, at no expense to LANDLORD except to the extent of resulting insurance proceeds collected by LANDLORD, promptly make the required repairs within said period and the rent during the time required for the making of the repairs shall be proportionately abated, taking into account the area of the demised premises rendered unsuitable for use and occupancy by TENANT. Upon completion of repairs, the full rents shall be reinstated.

     9.3 In the event that the demised premises shall be totally destroyed by fire, explosion, storm, floor or other casualty, or in the event that the premises shall be so substantially destroyed that it cannot be repaired or rendered fit for occupancy by TENANT in its normal course of business within a period of one hundred twenty (120) days from the date of such damage, then this Lease, at the option of either LANDLORD or TENANT, may be terminated, and neither LANDLORD nor TENANT shall after such termination, be liable hereunder. In the event of such termination, any rents paid by TENANT for occupancy subsequent to such termination shall be returned by LANDLORD to TENANT.

                                   ARTICLE X

                         EMINENT DOMAIN -- CONDEMNATION

     10.1 If the entire demised premises shall be permanently taken under the exercise of the power of eminent domain by any competent governmental authority, or sold under the threat of the exercise of said power (all of which are herein called condemnation), this Lease shall terminate as of the date the condemning authority takes title or possession, whichever first occurs.

     10.2 If less than the entire demised premises shall be permanently taken under the exercise of the power of eminent domain, LANDLORD, at its expense, shall restore the remaining portion of the demised premises to the extent necessary to render it a complete architectural unit suitable for the purposes herein leased, and this Lease shall remain in full force and effect as to the remaining portion of the premises, except that the rent shall be reduced in the proportion that the area of the demised premises taken bears to the total area of the demised premises.

     10.3 Notwithstanding the foregoing, in the event more than thirty (30%) percent of the demised premises is permanently taken, TENANT shall have the option to terminate this Lease on thirty (30) days prior written notice to LANDLORD, and rent shall be apportioned and paid by TENANT as of the date of termination.

     10.4 In the event of any taking, whether total or partial, permanent or temporary, TENANT shall have no claim in or to any award of damages for such taking. TENANT hereby expressly assigns any and all of its right, title, and interest in and to such award or any part thereof, to LANDLORD.

     10.5 TENANT may prosecute a separate action or proceeding for the value of its improvements, fixtures, relocation expenses, loss of good will or any other value lost as a result of such taking, provided same in no way reduces LANDLORD'S award, or impairs or impedes LANDLORD'S proceeding regarding its award.

                                   ARTICLE XI

                              DEFAULT AND REMEDIES

     11.1 (a) If TENANT shall fail to pay any rent when due or within ten (10) days thereafter, or if TENANT shall continue to default in the performance of any other covenant, agreement, term, provision or condition herein contained for thirty (30) days after receipt of written notice from LANDLORD specifically describing such failure on TENANT'S part, or if TENANT shall abandon, vacate or surrender the premises, then the LANDLORD may, at its option, cause the forfeiture and termination of this Lease.

          (b) Possession of the demised premises and all permanent improvement and additions shall be delivered to LANDLORD within ten (10) days after TENANT receives notice from LANDLORD that it has exercised said option to terminate, LANDLORD shall promptly take all reasonable steps to secure a new tenant, and make a diligent effort to obtain a good rental, and should said rental be less than the rent reserved hereunder, TENANT shall pay LANDLORD, monthly in advance on the first day of each month, the difference between the rent so realized and the rental reserved hereunder for the balance of the term of this Lease, or the entire monthly rental reserved hereunder during the period LANDLORD has not been able to secure a new tenant, whichever is greater, together with all other damages, costs, expenses and reasonable attorney's fees incurred by LANDLORD as a result of TENANT'S default.

          (c) Should TENANT fail to pay any rent when due or within ten (10) days thereafter, then and in such event interest on the amount of said rent at the rate of fifteen (15%) percent per annum to the date of payment shall be deemed additional rent due by TENANT under this Lease and shall be promptly paid by TENANT to LANDLORD.

          (d) Should TENANT fail to make any repair or replacement provided herein or shall TENANT fail to pay any taxes or make any other payment required to be made under this Lease, then and in such event LANDLORD may, but shall not be required to, make any such repair or replacement at the expense of TENANT, or make any other payments required to be made by TENANT hereunder, and any amount so paid or expended by LANDLORD, together with interest on such sums and expenses from the date of payment by LANDLORD until payment in full at the rate of fifteen (15%) percent per annum to the date of payment, shall be deemed additional rent due by TENANT under this Lease and shall be promptly paid by TENANT to LANDLORD.

     11.2 (a) LANDLORD may restrain any breach or threatened breach of any covenant, agreement, term, provision or condition herein contained, but the mention herein of any particular remedy shall not preclude LANDLORD from any other remedy it might have, either in law or in equity.

          (b) The failure of LANDLORD to insist upon the strict performance of any one of the terms of this Lease or to exercise any right, remedy or election herein contained or permitted by law shall not constitute or be construed as a waiver or relinquishment for the future of such term, right, remedy or election, but the same shall continue and remain in full force and effect.

          (c) Any right or remedy that LANDLORD may have at law, in equity or otherwise upon breach by TENANT of any covenant contained in this Lease, shall be distinct, separate and cumulative rights or remedies and no one of them whether exercised by LANDLORD or not, shall be deemed to be in exclusion of any other.

          (d) No term of this Lease shall be deemed to have been waived by LANDLORD unless such waiver is in writing, signed by LANDLORD or LANDLORD'S agent duly authorized in writing. Receipt or acceptance of rent or additional rent by LANDLORD shall not be deemed to be a waiver of any default under this Lease, or of any right which LANDLORD may be entitled to exercise under this Lease.

     11.3 In the event that LANDLORD shall fail to preform any of the covenants of this Lease, TENANT shall serve written notice on LANDLORD specifically describing such failure on LANDLORD'S part. LANDLORD shall have thirty (30) days from receipt of such notice within which to cure any such failure so described. If at the expiration of such thirty (30) days such failure on LANDLORD'S part shall not be cured, it shall, at the option of the TENANT, cause the forfeiture and termination of this Lease without further notice, and TENANT shall have no further liability hereunder, and LANDLORD shall return to TENANT any rents paid for occupancy subsequent to such termination.

                                  ARTICLE XII

                                    SECURITY

     12.1 Simultaneously herewith, TENANT has deposited with LANDLORD **SEE RIDER**, the equivalent of three (3) months rental, as security for the faithful performance and observance by TENANT of the terms, provisions and conditions of this Lease. It is agreed that in the event TENANT defaults in this respect to any of the terms, provisions and conditions of this Lease, including without limitation the payment of fixed or additional rent, LANDLORD may use, apply or retain all or any portion of the security so deposited, to the extent so required for the payment of any fixed and/or additional rent and all other sums as to which TENANT is in default, and for all sums which LANDLORD has expended or may be required to expend by reason of TENANT'S default in respect to any of the terms, covenants and conditions of this Lease, including without limitation all damages and deficiencies arising from the reletting of the demised premises, whether such damages or deficiencies arose before, during or after summary proceedings or other reentry by LANDLORD or otherwise.

     12.2 In the event that TENANT shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the aforesaid security shall be returned to TENANT, without interest, upon the expiration of the term of this Lease, and after delivery of the entire possession of the demised premises to LANDLORD pursuant to the terms of this Lease.

     12.3 In the event of a sale, assignment or transfer of LANDLORD'S interest in the demised premises, LANDLORD shall have the right to deliver the security to the transferee of the premises, and LANDLORD shall thereupon be released by TENANT from all liability for the return of such security. TENANT agrees in such event to look solely to the new Landlord for the return of said security.

     12.4 TENANT further covenants that it will not assign or encumber the monies deposited herein as security, and that neither LANDLORD nor its successors or assigns shall be bound by any such actual or attempted assignment or encumbrance.

                                  ARTICLE XIII

                           ASSIGNMENT AND SUBLETTING

     13.1 TENANT shall not assign, mortgage, pledge, encumber, or in any manner transfer this Lease, or any part hereof, or sublease all or any part of the demised premises, without the prior written consent of LANDLORD, which consent shall not be unreasonably withheld.

     13.2 In the event that this Lease or any part hereof is transferred, or all or any part of the demised premises is subleased, without the prior written consent of LANDLORD, TENANT shall be in default of this Lease and said Lease may, at the option of LANDLORD, be terminated.

     13.3 Should the demised premises be subleased with LANDLORD'S consent, LANDLORD shall collect as additional rent from TENANT eighty (80%) percent of any excess in the total rental charged by TENANT over the fixed rental reserved under this Lease.

     13.4 (a) As a condition precedent to TENANT'S sublease of the demised premises or assignment of this Lease, TENANT shall, at TENANT'S own expense, comply with ECRA.

          (b) TENANT shall promptly furnish to LANDLORD true and complete copies of all documents, submissions and correspondence provided by TENANT to the Bureau and all documents, reports, directives and correspondence provided by the Bureau to TENANT. TENANT shall also promptly furnish to LANDLORD true and complete copies of all sampling and test results obtained from tests taken at and around the demised premises.

          (c) As a condition precedent to TENANT'S sublease of the demised premises or assignment of this Lease, TENANT shall have received from the Bureau either (i) a non-qualified approval of TENANT'S negative declaration or (ii) a non-applicability letter, for which TENANT shall promptly apply pursuant to ECRA.

     13.5 In the event of any voluntary or involuntary bankruptcy, arrangement, plan of reorganization, assignment for the benefit of creditors or other insolvency or related proceeding filed, instituted or conducted by, against or otherwise on behalf of TENANT, the leasehold created hereby shall not be assigned nor the demised premises sublet, nor shall either this leasehold or the premises be otherwise conveyed or transferred, in whole or in part, to any party without the prior written consent of LANDLORD, which consent shall not be unreasonably withheld.

                                  ARTICLE XIV

                                 SUBORDINATION

     14.1 LANDLORD shall have the right, at any time or from time to time during the continuance of the lease, as security for any indebtedness with respect to the demised premises, to mortgage or refinance a mortgage on said premises or any part thereof.

     14.2 This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demises premises or the property of which said premises is a part. This provision shall be self-operative and no further instrument shall be required to subordinate this Lease to any such mortgage or mortgages; however, TENANT will execute and deliver such further instrument or instruments as may be desired by any mortgagee or proposed mortgagee evidencing said subordination. TENANT hereby irrevocably appoints LANDLORD the attorney-in-fact of TENANT to execute and deliver any such instrument or instruments for TENANT.

     14.3 LANDLORD shall use its best efforts to obtain from all future mortgagees a non-disturbance agreement in favor of TENANT for so long as TENANT is not in default under this Lease, and provided TENANT agrees to attorn to the said mortgagee in the event it comes into possession of the demised premises.

                                   ARTICLE XV

                                   BANKRUPTCY

     If at any time during the term of this Lease TENANT shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for TENANT, then LANDLORD may, at its option, terminate this Lease, exercise of such option shall be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of TENANT or TENANT'S estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement of covenant herein contained on the part of TENANT.

                                  ARTICLE XVI

                              EXPIRATION OF LEASE

     16.1 upon the expiration of the term of this Lease or on the sooner termination thereof, TENANT shall peaceably and quietly leave, surrender and yield up unto LANDLORD all the demised premises free of occupants.

     16.2 TENANT may remove from the demised premises any decorations, furniture, shelving, fixtures and equipment which TENANT shall, at its own expense, have installed in the premises. Any damage caused to the demised premises by such removal shall be repaired at TENANT'S expense.

     16.3 Any removable property of TENANT which shall remain in or upon the demised premises after the termination or expiration of this Lease and the removal of TENANT from the premises may, at the option of LANDLORD, be deemed to have been abandoned, and either may be retained by LANDLORD as its property, or may be disposed of in such manner as LANDLORD may see fit, at the sole expense of TENANT.

     16.4 At the termination or expiration of this Lease, all erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the demised premises by any person, except furniture, movable trade fixtures or movable machinery or equipment of TENANT, shall, at LANDLORD'S option, either (i) become the property of LANDLORD, and shall remain upon and be surrendered with the demised premises as a part thereof without compensation to TENANT or to anyone else, or (ii) be removed by TENANT at its sole cost and expense.

     16.5 Notwithstanding anything to the contrary provided in this Lease, at the expiration or earlier termination of the term hereof, TENANT shall deliver the demised premises to LANDLORD in a clean and orderly condition, substantially as it exists on the date hereof, ordinary wear and tear excepted.


     16.6 TENANT agrees that during the six months prior to the expiration of the term of this Lease, LANDLORD may place on the demised premises any usual or ordinary "For Lease" or "For Sale" signs.

                                  ARTICLE XVII

                           INSPECTION AND EXHIBITION

     LANDLORD and its agents and invitees shall have the right at any reasonable time to enter upon the demised premises for the purposes of inspection, posting notices, showing to a prospective purchaser or tenant, or making any alterations or repairs which LANDLORD shall deem necessary for the protection, improvement or preservation of the premises or for any other lawful purposes.


                                  ARTICLE XVIII

                               INGRESS AND EGRESS

     LANDLORD hereby grants the right of ingress and egress to Midland Avenue, a public road, to TENANT, its employees and all persons doing business with TENANT. TENANT agrees that LANDLORD may post and enforce reasonable speed limits and driving controls on any private road leading to said public road.

                                  ARTICLE XIX

                                     NOTICE

     Any notice herein required or permitted to be given must be in writing and shall be deemed to have been given properly on the date of mailing by United States registered or certified mail, postage prepaid, return receipt requested and properly addressed to the addresses of the parties heretofore set forth or to such addresses as a party shall specify to the other in like manner.


                                   ARTICLE XX

                                  RECORDATION

     Neither this lease nor any short form or memorandum hereof shall be recorded by TENANT. Such recordation shall be a default under this Lease, and TENANT hereby irrevocably appoints LANDLORD its attorney in fact for the limited purpose of causing the removal from the record of any such recordation.


                                  ARTICLE XXI

                       LIMITATION OF LANDLORD'S LIABILITY

     If LANDLORD or any successor in interest or assignee shall be an individual, joint venture, tenancy in common, firm or partnership, general or limited, or a trust, it is specifically understood and agreed that there shall be no personal liability upon such individual or the members of the joint venture, tenancy in common, firm or partnership, or the trustee(s) under such trust or the beneficiaries thereunder, or upon such joint venture, tenancy in common, firm, partnership or trust, in respect to any of the covenants or conditions of this Lease. TENANT shall look solely to LANDLORD'S equity in the demised premises for the satisfaction of the remedies of TENANT in the event of a breach by LANDLORD'S equity in the demised premises for the satisfaction of the remedies of TENANT in the event of a breach by LANDLORD of any of the terms, covenants and conditions of the Lease to be performed by LANDLORD.

                                  ARTICLE XXII

                             BROKERAGE COMMISSIONS

     Each party warrants and represents to the other that no brokerage commission is due to any person, firm or entity with respect to this Lease, and each party agrees to indemnify and hold the other party harmless with respect to any judgment, damages, legal fees, court costs and any and all liabilities of any nature whatsoever arising from a breach of said representation.

                                 ARTICLE XXIII

                             ESTOPPEL CERTIFICATES

     Within ten (10) days of the request of either party, the other party shall deliver a certificate to it, certifying to the best of its knowledge that (i) this Lease has not been modified in any respect, or specifying the manner in which it has been supplemented, amended or modified; (ii) this Lease is in full force and effect, or if it is alleged that this Lease is not in full force and effect, specifying the reasons therefor; (iii) there exists no default under this Lease and no event or condition which with the giving of notice or lapse of time, or both, would become a default under this Lease; and (iv) there are no defenses or claims of any nature whatsoever by or on behalf of TENANT against LANDLORD with respect to this lease.

                                  ARTICLE XXIV

                               GOVERNMENT PERMITS

     TENANT shall at its own cost and expense, where necessary, immediately apply and diligently seek to obtain any governmental permits or certificates required for occupancy of for any other transaction or occurrence.

                                  ARTICLE XXV

                                QUIET ENJOYMENT

     LANDLORD covenants that it is lawfully seized of the demised premises and of the parking area, driveways and footways and has good right and lawful authority to enter into this Lease for the full term aforesaid, that LANDLORD will put the TENANT in actual possession of the demised premises at the beginning of the term hereof, and that TENANT, on paying the rent and performing the other covenants herein agreed by it to be performed, shall and may peaceably and quietly have, hold and enjoy the demised premises and use the appurtenances thereto as hereinabove referred to for the said term.


                                  ARTICLE XXVI

                                 FORCE MAJEURE

     26.1 The period of time during which LANDLORD is prevented from performing any act required to be performed under this Lease by reason of fire, catastrophe, labor difficulties, strikes, lock-outs, civil commotion, acts of Nature or of the public enemy, governmental prohibitions or preemptions, embargoes, inability to obtain materials or labor by reason of governmental regulations or prohibitions, or other events beyond the reasonable control of LANDLORD, as the case may be, shall be added to the time for performance of such act, and neither party shall be liable to the other or in default under this Lease as a result thereof.

     26.2 The aforementioned provision shall not apply to or in any manner extend or defer the time for any obligation to make payment of monies required to either party hereunder.

                                 ARTICLE XXVII

                                 MISCELLANEOUS

     27.1 This instrument and all of the rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and be binding upon the heirs, personal representatives, assigns and successors in interest of the parties hereto.

     27.2 The interpretation and validity of this Lease shall be governed by the laws of New Jersey.

     27.3 The provisions of this Lease are severable and if any provision, clause, sentence, section or part thereof is held illegal, invalid, unconstitutional or inapplicable to any person or circumstances, such illegality, invalidity, unconstitutionality or inapplicability shall not affect or impair any of the remaining provisions, sentences, clauses, sections or parts of the Lease or their application to LANDLORD, TENANT or other persons or circumstances.

     27.4 This Lease embodies the final and entire agreement and understanding between the parties, supersedes all prior negotiations, agreements and understandings, and neither LANDLORD nor TENANT nor their agents shall be bound by any terms, conditions, statements, warranties or representations, oral or written, not herein contained.

     27.5 Any provision of this Lease may be modified, waived or discharged only by an instrument in writing signed by the party against which enforcement of such modification, waiver or discharge is sought.


     27.6 The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies LANDLORD would otherwise have by law.

     27.7 The plural shall be substituted for the singular number in any place herein in which the context may require such substitution.

     27.8 The term "LANDLORD," as used in this Lease, means only the owner for the time being of the demised premises, and in the event of a sale, assignment or transfer by such owner of its interest in all or part of said premises, such owner shall thereupon be released and discharged from all covenants and obligations of LANDLORD thereafter accruing with respect to the portion of the premises so transferred; but such covenants and obligation shall be binding upon each new owner for the time being of the demised premises or any part thereof.

     27.9 The captions and headings herein are used for convenience of reference only and shall not affect the interpretation of this lease.


     IN WITNESS WHEREOF, the parties hereto have executed the foregoing instrument the day and year first above written.


ATTEST:                                                   Landlord

Anthony A. D'Agostino                    By Nathan Zuckerberg
-------------------------                   ---------------------
Anthony A. D'Agostino                       Nathan Zuckerberg
Secretary                                   President

                                                            Tenant

Irvin Witcosky, V.P./Sec.                By James E. Henry, President
-------------------------                   -------------------------
Irvin Witcosky                              James E. Henry
Secretary                                   President

                                 ARTICLE XXVIII

                                     RIDER


     28.1 Landlord shall repair or replace any heating or air conditioning units in the demised premises that are not working, and guarantees each system for one season.

     28.2 Article XII, SECURITY, Paragraph 12.1 is amended as follows:

          (a) $6,040.00 to be deposited with the Landlord upon the signing of this agreement.

          (b)  $6,040.00 to be deposited with the Landlord on MARCH 1, 1991

          (c)  $6,040.00 to be deposited with the Landlord on SEPTEMBER 1, 1991.

     The total security deposit with the Landlord shall be $18,120.00

     All other terms and conditions of the original paragraph shall remain in full force and effect except where herein modified.

                                                                     EXHIBIT "A"

                                      [MAP]

                            LEASE EXTENSION AGREEMENT

         THIS LEASE EXTENSION AGREEMENT is made this 20 day of March, 1998, by and between MIDLAND HOLDING CO., INC., a New Jersey corporation, having an office at 280 North Midland Avenue, Saddle Brook, New Jersey 07663 ("Landlord") and HENRY BROS. ELECTRONICS, INC., a New Jersey corporation, having an office at 280 North Midland Avenue, Saddle Brook, New Jersey 07663 ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, by Lease dated July 15, 1990 (the "Lease"), Landlord leased to Tenant certain premises known as Building "M-2" at 280 North Midland Avenue, Saddle Brook, New Jersey; and
                                                     ,

         WHEREAS, by Lease Modification and Extension Agreements dated February 11, 1992, January 8, 1997, and November 18, 1997, the term of the Lease was extended to June 30, 1998; and

         WHEREAS, Tenant desires to extend the term of the Lease for an additional three (3) years commencing July 1, 1998:

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. TERM. The term of the Lease shall be extended for three (3) years from July 1, 1998 ending at midnight on June 30, 2001 (the "Extended Term"), unless sooner terminated pursuant to the Lease.

         2. RENT. Tenant covenants and agrees to pay to Landlord as fixed rental throughout the Extended Term the sum of Two Hundred Sixty-one Thousand, Six Hundred Dollars ($261,600.00) as follows:

         July 1, 1998 through June 30, 1999: $7,000.00/month

         July 1, 1999 through June 30, 2001: $7,400.00/month

         The rent shall be paid in advance and without demand, set-off or deduction of any kind throughout the Extended Term on or before the first day of each month beginning on July 1, 1998.

         3. SECURITY DEPOSIT. Upon the execution of this Lease Extension Agreement, Tenant shall deposit with Landlord an additional one Thousand, Two Hundred Dollars ($1,200.00) so that the total amount deposited with Landlord shall be Twenty-two Thousand, Two Hundred Dollars ($22,200.00), the equivalent of three (3) months' rent during the last two years of the Extended Term. All sums

                                           L. initial:
                                           T. initial: [signature illegible]
so deposited shall serve as security for the full and faithful Performance by Tenant of all the terms, covenants and conditions of the Lease upon Tenant's part to be performed.

         4. OPTION TO NEGOTIATE NEW LEASE. Notwithstanding anything to the contrary in Paragraphs 2.2 and 2.3 of the Lease, Tenant shall have the option to negotiate a new lease for the demised premises provided that Tenant exercises its option by giving written notice to Landlord by no later than December 31, 2000.

         5. ISRA COMPLIANCE. Tenant acknowledges and agrees that references in the Lease to the Environmental Cleanup Responsibility Act ("ECRA") shall be replaced by the Industrial Site Remediation Act ("ISRA").

         6. SIC NUMBER. Tenant represents and warrants to Landlord that its business operations are assigned the Standard Industrial Classification number "3665" in the most recent edition (1987) of the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget, Washington, D.C. This representation and warranty shall expressly survive the expiration or termination of the Lease.

         7. OTHER TERMS AND CONDITIONS. Except as modified by this Lease Extension Agreement, all the terms, provisions and conditions of the Lease shall remain in full force and effect and shall govern the rights and obligations of the parties. Wherever the provisions of this Lease Extension Agreement and the Lease conflict, the provisions of this Lease Extension Agreement shall govern.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease Extension Agreement to be signed and sealed as of the day and year first above written.


ATTEST:                                               MIDLAND HOLDING CO., INC.
                                                      Landlord

                                                  By:
----------------------------------                    -------------------------
JUDITH D'AGOSTINO,                                    ANTHONY A. D'AGOSTINO,
Secretary                                             President



ATTEST:                                           HENRY BROS. ELECTRONICS, INC.
                                                  Tenant


Irvin Witcosky                                    By: James E. Henry
----------------------------------                    --------------------------
IRVIN WITCOSKY,                                       JAMES E. HENRY,
Secretary                                             President

                            LEASE EXTENSION AGREEMENT

         THIS LEASE EXTENSION AGREEMENT is made this 20 day of March, 1998, by and between MIDLAND HOLDING CO., INC., a New Jersey corporation, having an office at 280 North Midland Avenue, Saddle Brook, New Jersey 07663 ("Landlord") and HENRY BROS. ELECTRONICS, INC., a New Jersey corporation, having an office at 280 North Midland Avenue, Saddle Brook, New Jersey 07663 ("Tenant").

                              W I T N E S S E T H:


         WHEREAS, by Lease dated July 15, 1990 (the "Lease"), Landlord leased to Tenant certain premises known as Building "M-2" at 280 North Midland Avenue, Saddle Brook, New Jersey; and

         WHEREAS, by Lease Modification and Extension Agreements dated February 11, 1992, January 8, 1997, and November 18, 1997, the term of the Lease was extended to June 30, 1998; and

         WHEREAS, Tenant desires to extend the term of the Lease for an additional three (3) years commencing July 1, 1998:

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. TERM. The term of the Lease shall be extended for three (3) years from July 1, 1998 ending at midnight on June 30, 2001 (the "Extended Term"), unless sooner terminated pursuant to the Lease.

         2. RENT. Tenant covenants and agrees to pay to Landlord as fixed rental throughout the Extended Term the sum of Two Hundred Sixty-one Thousand, Six Hundred Dollars ($261,600.00) as follows:

         July 1, 1998 through June 30, 1999: $7,000.00/month

         July 1, 1999 through June 30, 2001: $7,400.00/month

         The rent shall be paid in advance and without demand, set-off or deduction of any kind throughout the Extended Term on or before the first day of each month beginning on July 1, 1998.

         3. SECURITY DEPOSIT. Upon the execution of this Lease Extension Agreement, Tenant shall deposit with Landlord an additional One Thousand, Two Hundred Dollars ($1,200.00) so that the total amount deposited with Landlord shall be Twenty-two Thousand, Two Hundred Dollars ($22,200.00), the equivalent of three (3) months' rent during the last two years of the Extended Term. All sums

                                           L. initial: [signature illegible]
                                           T. initial: [signature illegible]
so deposited shall serve as security for the full and faithful performance by Tenant of all the terms, covenants and conditions of the Lease upon Tenant's part to be performed.

         4. OPTION TO NEGOTIATE NEW LEASE. Notwithstanding anything to the contrary in Paragraphs 2.2 and 2.3 of the Lease, Tenant shall have the option to negotiate a new lease for the demised premises provided that Tenant exercises its option by giving written notice to Landlord by no later than December 31, 2000.

         5. ISRA COMPLIANCE. Tenant acknowledges and agrees that references in the Lease to the Environmental Cleanup Responsibility Act ("ECRA") shall be replaced by the Industrial Site Remediation Act ("ISRA").

         6. SIC NUMBER. Tenant represents and warrants to Landlord that its business operations are assigned the Standard Industrial Classification number "3665" in the most recent edition (1987) of the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget, Washington, D.C. This representation and warranty shall expressly survive the expiration or termination of the Lease.

         7. OTHER TERMS AND CONDITIONS. Except as modified by this Lease Extension Agreement, all the terms, provisions and conditions of the Lease shall remain in full force and effect and shall govern the rights and obligations of the parties. Wherever the provisions of this Lease Extension Agreement and the Lease conflict, the provisions of this Lease Extension Agreement shall govern.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease Extension Agreement to be signed and sealed as of the day and year first above written.


ATTEST:                                              MIDLAND HOLDING CO., INC.
                                                     Landlord

Judith D'Agostino                                By: Anthony A. D'Agostino
--------------------------------                     ---------------------------
JUDITH D'AGOSTINO,                                   ANTHONY A. D'AGOSTINO,
Secretary                                            President


ATTEST:                                           HENRY BROS. ELECTRONICS, INC.
                                                  Tenant


Irvin Witcosky                                    By: James E. Henry
----------------------------------                    --------------------------
IRVIN WITCOSKY,                                       JAMES E. HENRY,
Secretary                                             President


                                       -2-